UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	333-199019	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendments to Existing Term Loan Agreements

On December 17, 2014, Actavis plc, a public limited company incorporated under the laws of Ireland (“Actavis”), and certain of its subsidiaries (including Warner Chilcott Limited, a Bermuda exempted company (“Warner Chilcott Limited”)) entered into a second amendment agreement (the “WC Term Loan Amendment”) among Actavis, Warner Chilcott Limited, Warner Chilcott Finance, LLC, a Delaware limited liability company (“Warner Chilcott Finance, LLC”), Actavis WC 2 S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (“Actavis WC 2”), Warner Chilcott Company, LLC, a limited liability company organized under the laws of the Commonwealth of Puerto Rico (“Warner Chilcott Company, LLC”), Warner Chilcott Corporation, a Delaware corporation (“Warner Chilcott Corporation”), Bank of America, N.A., as administrative agent, and the lenders party thereto. The WC Term Loan Amendment amends and restates Actavis’ existing amended and restated WC term loan credit and guaranty agreement, dated as of June 9, 2014 (such agreement, prior to its amendment and restatement pursuant to the WC Term Loan Amendment, the “Existing WC Term Loan Agreement”) among Actavis WC 2, Warner Chilcott Company, LLC and Warner Chilcott Corporation, as the borrowers, Actavis, Warner Chilcott Limited, Warner Chilcott Finance, LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent. The Existing WC Term Loan Agreement, as amended by the WC Term Loan Amendment, is referred to herein as the “Second Amended and Restated WC Term Loan Agreement.” The Second Amended and Restated WC Term Loan Agreement became effective in accordance with its terms on December 17, 2014.

On December 17, 2014, Actavis and certain of its subsidiaries entered into a third amendment agreement (the “Actavis Term Loan Amendment” and, together with the WC Term Loan Amendment, the “Term Loan Amendments”) among Actavis, Warner Chilcott Limited, Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (“Actavis Capital”), Actavis, Inc., a Nevada corporation (“Actavis, Inc.”), Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand-Duchy of Luxembourg (“Actavis Funding SCS”), Bank of America, N.A., as administrative agent, and the lenders party thereto. The Actavis Term Loan Amendment amends and restates Actavis’ existing second amended and restated Actavis term loan credit and guaranty agreement, dated as of March 31, 2014 (such agreement, prior to its amendment and restatement pursuant to the Actavis Term Loan Amendment, the “Existing Actavis Term Loan Agreement” and the Existing Actavis Term Loan Agreement together with the Existing WC Term Loan Agreement, the “Existing Term Loan Agreements”) among Actavis Capital, Actavis, Warner Chilcott Limited, Actavis, Inc., Actavis Funding SCS, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto. The Existing Actavis Term Loan Agreement, as amended by the Actavis Term Loan Amendment, is referred to herein as the “Third Amended and Restated Actavis Term Loan Agreement” and together with the Second Amended and Restated WC Term Loan Agreement, the “Amended and Restated Term Loan Agreements”) The Third Amended and Restated Actavis Term Loan Agreement became effective in accordance with its terms on December 17, 2014.

Pursuant to the Term Loan Amendments, the Existing Term Loan Agreements were amended to, among other things: (i) permit the acquisition of Allergan, Inc., a Delaware corporation (“Allergan”) by Actavis (the “Merger”) and related transactions, including the incurrence of indebtedness in connection with the Merger (including to exclude the effect of such new indebtedness from the calculation of the financial covenant, subject to certain conditions), (ii) conform the maximum consolidated leverage ratio financial covenant and related terms to the corresponding terms in the Term Loan Credit Agreement (as defined below), (iii) permit the assumption of indebtedness of Allergan and its subsidiaries permitted to remain outstanding on the date of consummation of the Merger (the “Closing Date”), (iv) to permit liens in existence on the Closing Date on assets of Allergan and its subsidiaries to the extent such liens are permitted to remain in place on the Closing Date, (v) modify the covenant to provide subsidiary guarantees, (vi) modify the representations and warranties, affirmative and negative covenants, events of default and assignment provisions to conform to the corresponding provisions in the Term Loan Credit Agreement.

In the ordinary course of their respective businesses, some of the lenders under the Amended and Restated Term Loan Agreements, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, advisory or other financial services for Actavis and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Term Loan Amendments and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of (i) the WC Term Loan Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference, and (ii) the Actavis Term Loan Amendment, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Actavis Revolving Credit Agreement

On December 17, 2014, Actavis and certain of its subsidiaries entered into a revolving credit loan and guaranty agreement (the “Revolving Credit Agreement”) among Actavis Capital, as borrower, Actavis, Warner Chilcott Limited, Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto (the “Revolving Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”) as administrative agent, J.P. Morgan Europe Limited, as London agent, and the other financial institutions party thereto. Under the Revolving Credit Agreement, the Revolving Lenders have committed to provide an unsecured revolving credit facility in an aggregate principal amount of up to $1.0 billion. The Revolving Credit Agreement replaces Actavis’ existing $750 million second amended and restated Actavis revolving credit and guaranty agreement dated as of June 30, 2014 (the “Existing Revolver”) among Actavis Capital, Actavis, Warner Chilcott Limited, Actavis, Inc., Actavis Funding SCS, Bank of America, N.A., as administrative agent and the lenders from time to time party thereto. The Revolving Credit Agreement became effective in accordance with its terms on December 17, 2014.

Loans outstanding under the Revolving Credit Agreement will bear interest, at Actavis Capital’s option, either (a) at the base rate (which will be the highest of (1) the prime rate of JPMCB, (2) the federal funds rate plus 0.50% and (3) the applicable interest rate for a eurodollar loan with a one month interest period plus 1.00%), plus an applicable margin ranging from 0.00% to 1.00% that will vary depending on the debt rating of Actavis or (b) at the eurodollar rate, plus an applicable margin ranging from 0.875% to 2.00% that will vary depending on the debt rating of Actavis. The Revolving Credit Agreement will mature on December 17, 2019.

The obligations of Actavis Capital under the Revolving Credit Agreement are guaranteed by Actavis, Warner Chilcott Limited, Actavis, Inc. and Actavis Funding SCS and will be guaranteed by any subsidiary of Actavis (other than Actavis Capital) that becomes a guarantor of third party indebtedness in an aggregate principal amount exceeding $350,000,000 (unless, in the case of a foreign subsidiary, such guarantee would give rise to adverse tax consequences as reasonably determined by Actavis).

The Revolving Credit Agreement also contains customary events of default and if and for so long as an event of default has occurred and is continuing, any amounts outstanding under the Revolving Credit Agreement will accrue interest at an increased rate, the Revolving Lenders can terminate their commitments thereunder and payments of any outstanding amounts could be accelerated by the Revolving Lenders. In addition, Actavis and the other loan parties under the Revolving Credit Agreement will be subject to certain affirmative and negative covenants, including a quarterly consolidated leverage ratio maintenance covenant.

In the ordinary course of their respective businesses, some of the agents and lenders under the Revolving Credit Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, advisory or other financial services for Actavis and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Revolving Credit Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of the Revolving Credit Agreement, which is attached as Exhibit 10.3 hereto and incorporated herein by reference

Bridge Credit Agreement

On December 17, 2014, Actavis and certain of its subsidiaries entered into a 364-day senior unsecured bridge credit agreement (the “Bridge Credit Agreement”), among Actavis Capital, as borrower, Actavis, Warner Chilcott Limited, Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto (the “Bridge Lenders”), JPMCB, as administrative agent and the other financial institutions party thereto. Under the Bridge Credit Agreement, the Bridge Lenders have committed to provide, subject to certain conditions, unsecured bridge financing in an aggregate principal amount of up to $30.9 billion. The proceeds of borrowings under the Bridge Credit Agreement are to be used to finance, in part, the cash component of the Merger consideration and certain fees and expenses incurred in connection with the Merger, to the extent Actavis does not arrange for alternative financing prior to the consummation of the Merger. The Bridge Credit Agreement will mature on the day that is 364 days after the funding date thereunder (or if such day is not a business day, the immediately preceding business day). Actavis Capital would expect to refinance any borrowings under the Bridge Credit Agreement with the proceeds of other external indebtedness.

Term Loan Credit Agreement

On December 17, 2014, Actavis and certain of its subsidiaries entered into a senior unsecured term loan credit agreement (the “Term Loan Credit Agreement” and, together with the Bridge Credit Agreement, the “New Credit Agreements”), among Actavis Capital, as borrower, Actavis, Warner Chilcott Limited, Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto (the “Term Lenders”), JPMCB, as administrative agent and the other financial institutions party thereto. Under the Term Loan Credit Agreement, the Term Lenders have committed to provide, subject to certain conditions, (i) a tranche of senior unsecured term loans in an original aggregate principal amount of $2.75 billion and maturing three years after the funding date thereunder and (ii) a tranche of senior unsecured term loans in an original aggregate principal amount of $2.75 billion and maturing five years after the funding date thereunder (the “Five Year Tranche”). The proceeds of borrowings under the Term Loan Credit Agreement are to be used to finance, in part, the cash component of the Merger consideration and certain fees and expenses incurred in connection with the Merger.

Summary of Terms of the Bridge Credit Agreement and the Term Loan Credit Agreement

Loans outstanding under each New Credit Agreement will bear interest, at Actavis’ option, either (a) at the base rate (which will be the highest of (1) the prime rate of JPMCB, (2) the federal funds rate plus 0.50% and (3) the applicable interest rate for a eurodollar loan with a one month interest period plus 1.00%) or (b) at the eurodollar rate, plus, in each case, an applicable margin that will vary depending on the debt rating of Actavis and, in the case of the Bridge Credit Agreement, the number of days for which the loans remain outstanding from the date of funding thereunder. In addition, under each New Credit Agreement, Actavis will pay a nonrefundable ticking fee of 0.175% on the amount of the aggregate commitments in effect from December 17, 2014 until the earlier of the termination or expiration of the commitments thereunder and the funding date thereunder. Under the Bridge Credit Agreement, a non-refundable duration fee of 0.50%, 1.00% and 1.50% is payable on the 90th, 180th and 270th day, respectively, after the funding date on the aggregate principal amount of the loans outstanding on such day.

The outstanding principal amount of the Five Year Tranche is payable in equal quarterly installments of 2.50% of the original principal amount of the Five Year Tranche outstanding on the funding date each quarter prior to the fifth anniversary of the funding date, with the remaining balance payable on the fifth anniversary of the funding date. Actavis Capital may voluntarily prepay the loans under each New Credit Agreement at any time without premium or penalty. The Bridge Credit Agreement also requires (i) mandatory commitment reductions with the net cash proceeds of certain asset sales and recovery events and the gross cash proceeds of debt or equity issuances or (ii) if the loans under the Bridge Credit Agreement have been funded, mandatory prepayments with the net cash proceeds of certain asset sales and recovery events and debt or equity issuances, in each case, subject to customary exceptions.

The obligations of Actavis Capital under each New Credit Agreement are guaranteed by Warner Chilcott Limited, Actavis, Inc. and Actavis Funding SCS and will be guaranteed by any subsidiary of Actavis (other than Actavis Capital or a direct subsidiary of Actavis) that becomes a guarantor of third party indebtedness in an aggregate principal amount exceeding $350,000,000 (unless, in the case of a foreign subsidiary, such guarantee would give rise to adverse tax consequences as reasonably determined by Actavis).

Each New Credit Agreement also contains customary events of default and if and for so long as an event of default has occurred and is continuing, any amounts outstanding under such New Credit Agreement will accrue interest at an increased rate and payments of any outstanding amounts thereunder could be accelerated by the lenders. In addition, Actavis and the loan parties under each New Credit Agreement will be subject to certain affirmative and negative covenants, including a quarterly consolidated leverage ratio maintenance covenant.

The funding of the loans under the New Credit Agreements on the Closing Date is subject to several conditions, including (i) since November 16, 2014, there shall not have occurred a “Company Material Adverse Effect” (as defined in the agreement and plan of merger (the “Merger Agreement”) among Actavis, Avocado Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Actavis, and Allergan), (ii) consummation of the Merger in accordance with the Merger Agreement, (iii) the accuracy in all material respects of certain representations and warranties, (iv) receipt of customary closing documents, (v) delivery by Actavis of a preliminary offering memoranda or preliminary private placement memoranda or at Actavis’ option, a preliminary prospectus or preliminary prospectus supplement for the senior unsecured notes to be issued by Actavis Funding SCS and other marketing materials at least 10 consecutive business days prior to the Closing Date, (v) filing of an effective registration statement on Form S-1 or Form S-3 and delivery of a preliminary prospectus or preliminary prospectus supplement, as applicable, by Actavis for the issuance and sale of common equity interests and/or mandatorily convertible preferred equity interests by Actavis and other marketing materials at least 10 consecutive business days prior to the Closing Date and (vi) other customary closing conditions more fully set out in the New Credit Agreements.

The commitments under the New Credit Agreements will terminate on the earliest of (i) 5:00 p.m. U.S. Eastern Time, on September 30, 2015, subject to extension in certain circumstances to November 16, 2015, (ii) the closing of the Merger without the use of the Bridge Credit Agreement or the Term Loan Credit Agreement, as applicable, (iii) the termination of the Merger Agreement and (iv) 11:59 p.m. New York City time on the date the Bridge Credit Agreement or the Term Loan Credit Agreement are funded, respectively.

In the ordinary course of their respective businesses, some of the agents and lenders under the New Credit Agreements, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, advisory or other financial services for Actavis and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the New Credit Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of (i) the Bridge Credit Agreement, which is attached as Exhibit 10.4 hereto and incorporated herein by reference, and (ii) the Term Loan Credit Agreement, which is attached as Exhibit 10.5 hereto and incorporated herein by reference

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated into this Item 1.02 by reference. On December 17, 2014, pursuant to the terms of the Existing Revolver, Actavis Capital repaid in full the outstanding amounts under the Existing Revolver and terminated the Existing Revolver without any early termination penalty or prepayment premium.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Second Amendment Agreement, dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Warner Chilcott Corporation, Actavis WC 2 S.à r.l., Warner Chilcott Company, LLC, Warner Chilcott Finance, LLC, the lenders party thereto and Bank of America, N.A., as Administrative Agent

10.2	Third Amendment Agreement, dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders party thereto and Bank of America, N.A., as Administrative Agent

10.3	Actavis Revolving Credit and Guaranty Agreement, dated as of December 17, 2014, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as London Agent and the other financial institutions party thereto

10.4	Actavis Bridge Loan Credit and Guaranty Agreement, dated as of December 17, 2014, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other financial institutions party thereto

10.5	Actavis Term Loan Credit and Guaranty Agreement, dated as of December 17, 2014, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other financial institutions party thereto

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to estimated or anticipated future results of Actavis and/or Warner Chilcott Limited, as applicable (the “Company”), including estimated synergies, or other non-historical facts are forward-looking statements that reflect the Company’s current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, the Company’s or Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Company’s business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Allergan and Actavis shareholder approvals; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for the Company’s and Allergan’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for the Company’s and Allergan’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to the Company’s and Allergan’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase the Company’s consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2013, as amended by Actavis’ Current Reports on Form 8-K filed on May 20, 2014 and December 5, 2014, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, in Warner Chilcott Limited’s Registration Statement on Form S-4 effective as of October 15, 2014, and the related prospectus, and from time to time in Actavis’ other investor communications. Except as expressly required by law, Warner Chilcott Limited disclaims any intent or obligation to update or revise these forward-looking statements.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Actavis and Allergan that also constitutes a prospectus of Actavis. The definitive joint proxy statement/prospectus will be delivered to shareholders of Actavis and Allergan. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis will be available free of charge on Actavis’ internet website at www. Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan will be available free of charge on Allergan’s internet website at www. Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766.

Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis, Inc.’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014 and certain of Actavis, Inc.’s and Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2014

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Chief Legal Officer and Corporate Secretary

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Second Amendment Agreement, dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Warner Chilcott Corporation, Actavis WC 2 S.à r.l., Warner Chilcott Company, LLC, Warner Chilcott Finance, LLC, the lenders party thereto and Bank of America, N.A., as Administrative Agent

10.2	Third Amendment Agreement, dated as of December 17, 2014, among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders party thereto and Bank of America, N.A., as Administrative Agent

10.3	Actavis Revolving Credit and Guaranty Agreement, dated as of December 17, 2014, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as London Agent and the other financial institutions party thereto

10.4	Actavis Bridge Loan Credit and Guaranty Agreement, dated as of December 17, 2014, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other financial institutions party thereto

10.5	Actavis Term Loan Credit and Guaranty Agreement, dated as of December 17, 2014, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other financial institutions party thereto